Summary Prospectus and
Prospectus Supplement

January 19, 2024

Morgan Stanley Institutional Liquidity Funds

Supplement dated January 19, 2024 to the Morgan Stanley Institutional Liquidity Funds Summary Prospectuses and Prospectuses dated January 23, 2023

Money Market Portfolio (the "Fund")

Effective immediately, each Summary Prospectus and Prospectus is hereby amended as follows:

The following is added to the end of the second paragraph in the section of each Summary Prospectus titled "Principal Investment Strategies" and to the end of the first paragraph in the section of each Prospectus titled "Fund Summary—Principal Investment Strategies":

The Fund is permitted to hold a portion of its assets in cash.

The following is added after the fourth sentence in the second paragraph in the section of each Prospectus titled "Details of the Fund—Approach":

The Fund is permitted to hold a portion of its assets in cash.

The following is added after the section of each Prospectus titled "Additional Information About the Fund's Investment Strategies and Related Risks—Additional Risks and Investment Strategies of the Fund—Investment Discretion":

Risks Associated with Holding Cash

The Fund is permitted to hold a portion of its assets in cash for a variety of portfolio management purposes. For example, the Fund may hold a cash position under certain circumstances, such as to meet anticipated redemptions, in light of the prevailing interest rate environment, or pending investments. Although the Fund may earn income on the cash position, such positions could cause the Fund to receive a lower rate of return than if the cash were used to make investments, and may subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and its creditworthiness. In certain economic conditions, the custodian bank may charge the Fund fees for holding cash.

Please retain this supplement for future reference.

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